Exhibit 10.1

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This First Amendment to the Collaboration and License Agreement (the “First Amendment”) is entered into as of January 30, 2023 (the “First Amendment Effective Date”) by and between Xencor, Inc., a Delaware corporation (“Xencor”), on the one hand, and Janssen Biotech, Inc., a Pennsylvania company (“Janssen”), on the other hand. Xencor and Janssen are referred to herein each individually as a “Party” and collectively as the “Parties.”

WHEREAS, Xencor and Janssen entered into the Collaboration and License Agreement dated October 1, 2021 (the “Collaboration Agreement”);
WHEREAS, the Parties wish to amend the terms of the Collaboration Agreement in accordance with the terms and conditions set forth herein;
NOW, THEREFORE, in view of the foregoing, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, both Parties hereto, intending to be legally bound, hereby agree as follows:
1. Defined Terms. All capitalized terms used herein shall have the meaning ascribed to each of them as defined herein and, if not defined herein, shall have the meaning ascribed to each of them in the Collaboration Agreement.
2. Amendments to the Collaboration Agreement
Effective as of the First Amendment Effective Date, Section 4.4.2.1, Section 5.1.2.1 (a) (iii) and Section 5.1.2.1 (b) of the Collaboration Agreement shall be amended as follows :

(A) Section 4.4.2.1 will be deleted in its entirety and replaced as follows:
4.4.2.1        Janssen will provide Xencor with periodic reports on its Development activities with respect to the Licensed CD28 Antibodies and Licensed CD28 Products for so long as Janssen is conducting Development activities. Such reports will be provided [***]. If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, Janssen will continue to provide [***] reports in accordance with Section 6.2.3.3(c). Otherwise, Janssen will provide such reports on [***] basis within [***] after [***]. Each such report will include results of Development since the previous report and Janssen’s anticipated Development activities for the subsequent four Calendar Quarters.

(B) Section 5.1.2.1 (a) (iii) will be deleted in its entirety and replaced as follows:
(iii) Notice after Completion of Phase 1 Exploration Study. Janssen will make its determination under Section 5.1.2.1(a)(ii) and, if applicable, its decision under Section 5.1.2.1(a)(ii)(2) within [***] after completion of the Phase 1 Exploration Study. Janssen shall provide notice to Xencor of such determination and decision within such [***]. If Janssen does not notify Xencor of such determination within such [***], Xencor may notify Janssen of its failure and Janssen will have [***] after such notice from Xencor to

Exhibit 10.1

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
provide notice of its determination. If Janssen does not notify Xencor of such determination and decision within such [***], Janssen shall be deemed to have given notice of termination of this Agreement solely with respect to Plamotamab and the Plamotamab Products in accordance with Section 13.3.2.1. A “Notice of Plamotamab POC Study After Successful Exploration” refers to a notice under this Section 5.1.2.1(a)(iii) that the Phase 1 Exploration Study was successful. A “Notice of Plamotamab POC Study After Unsuccessful Exploration” refers to a notice under this Section 5.1.2.1(a)(iii) that (x) the Phase 1 Exploration Study was not successful and (y) Janssen has decided to proceed to conduct the Plamotamab POC Study. A “Notice of Development Election Without CD28” refers to a notice: (A) under this Section 5.1.2.1(a)(iii) that (1) the Phase 1 Exploration Study was not successful and (2) Janssen has decided to proceed to Develop a Plamotamab Product that is not a CD28/Plamotamab Combination; or (B) that Janssen has decided to proceed to Develop a Plamotamab Product that is not a CD28/Plamotamab Combination in accordance with Section 5.1.2.1(a)(iv). Notwithstanding the foregoing, Janssen may choose to conduct the Plamotamab POC Study prior to completion of the Phase 1 Exploration Study by providing a notice (“Early Notice of Plamotamab POC Study”).

(C) The first paragraph of Section 5.1.2.1(b) will be deleted and replaced as follows:
(b)     Plamotamab POC Study; Post-POC Decision. This Section 5.1.2.1(b) applies only if Janssen provides an Early Notice of Plamotamab POC Study, Janssen provides a Notice of Plamotamab POC Study After Successful Exploration or Janssen provides a Notice of Plamotamab POC Study After Unsuccessful Exploration.

3. Full Force and Effect. Except as expressly amended hereby, the Collaboration Agreement shall remain unchanged and in full force and effect in accordance with its original terms; provided that, to the extent that any of the terms and conditions of this First Amendment are inconsistent with the terms and conditions of the Collaboration Agreement, the terms of this First Amendment will govern.
4. Governing Law. This First Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.
5. Counterparts; Signatures. This First Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission or by email of a .pdf attachment will be deemed to be original signatures.
IN WITNESS WHEREOF, the Parties have caused this First Amendment to the Collaboration Agreement to be executed by their respective duly authorized officers as of the First Amendment Effective Date.

Exhibit 10.1

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Xencor, Inc. By: /s/ Bassil Dahiyat Name: Bassil Dahiyat Title: President and CEO	Janssen Biotech, Inc. By: /s/ Tyrone Brewer Name: Tyrone Brewer Title: President

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